EXHIBIT 10.46



                            ON TRACK INNOVATIONS LTD.

                             Subscription Agreement


THE ORDINARY SHARES, THE WARRANTS AND THE ORDINARY SHARES ISSUABLE UPON EXERCISE OF THE WARRANTS COVERED HEREBY HAVE NOT BEEN REGISTERED, QUALIFIED, APPROVED OR DISAPPROVED UNDER ANY FEDERAL OR STATE SECURITIES LAWS, NOR HAS THE UNITED
STATES SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER FEDERAL OR STATE REGULATORY AUTHORITY PASSED ON OR ENDORSED THE MERITS OF THE OFFERING OF THE ORDINARY SHARES AND THE WARRANTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THE ORDINARY SHARES, THE WARRANTS AND THE ORDINARY SHARES ISSUABLE UPON EXERCISE OF THE WARRANTS MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY AN INVESTOR UNLESS THE ORDINARY SHARES , THE WARRANTS AND THE ORDINARY SHARES ISSUABLE UPON EXERCISE OF THE WARRANTS HAVE BEEN REGISTERED UNDER FEDERAL SECURITIES LAWS AND, WHERE REQUIRED, UNDER THE LAWS OF OTHER JURISDICTIONS, OR UNLESS THE PROPOSED SALE, TRANSFER OR DISPOSITION IS EXEMPT FROM REGISTRATION. ACCORDINGLY, A PURCHASER OF THE ORDINARY SHARES, THE WARRANTS AND THE ORDINARY SHARES ISSUABLE UPON EXERCISE OF THE WARRANTS MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.


                                                       Dated as of July 10, 2003





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Gentlemen:

         The undersigned (the "Subscriber") is executing and delivering this Agreement in connection with the subscription by the undersigned for 181,818 ordinary shares, NIS 0.1 nominal value (the "Ordinary Shares"), and related warrants to purchase Ordinary Shares (the "Warrants") of On Track Innovations Ltd., (the "Corporation"). The undersigned understands that the Corporation is relying upon the accuracy and completeness of the information contained herein in complying with its obligations under federal and state securities laws and in considering whether or not to accept the subscription of the undersigned.

         The undersigned hereby irrevocably agrees, represents and warrants with, to and for the benefit of the Corporation as follows:

         1. Subscription.

         (a) Subject to the terms and conditions of this Agreement, the undersigned hereby subscribes for the Ordinary Shares and the Warrants and agrees to become a Subscriber for the amount set forth herein immediately above the signature of the undersigned. The purchase price per Ordinary Share is U.S. $2.75.

         (b) The undersigned tenders herewith a check payable to On Track Innovations Ltd. in the full amount of the subscription price of the undersigned pursuant to Section 1(a).

         (c) The  undersigned  is  delivering  herewith (i) two signed copies of
this   Agreement   and  (ii)  a  signed  and  completed   Investor   Suitability
Questionnaire, in the form accompanying this Agreement.

         2. Acceptance. The undersigned understands and agrees that the Corporation has full right to accept or reject this subscription, in whole or in part. Upon acceptance of a subscription by the Corporation, one copy of this Agreement, signed by the undersigned and, to indicate acceptance, by the Corporation, shall be returned to the undersigned by the Corporation.

         3. Representations and Warranties.

         (a) Set forth below is the true and correct address of the undersigned's residence or principal place of business. The only jurisdiction in which an offer to sell the Ordinary Shares and the Warrants was made to the undersigned is the jurisdiction in which such residence or principal place of business is situated. The undersigned has no present intention of becoming a resident of (or moving its principal place of business to) any other state or jurisdiction.

         (b) The undersigned understands that the Ordinary Shares, the Warrants and the Ordinary Shares issuable upon exercise of the Warrants have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under the laws of any other jurisdiction. The undersigned understands and agrees that the Ordinary Shares, the Warrants and the Ordinary Shares issuable upon exercise of the Warrants must be held indefinitely unless they are subsequently registered under the 1933 Act and, where required, under the laws of other jurisdictions or unless an exemption from registration is available.

         (c) The Ordinary Shares and the Warrants for which the undersigned hereby subscribes are being acquired solely for the undersigned's own account for investment and are not being purchased with a view to or for resale, distribution or other disposition, and the undersigned has no present plans to enter into any contract, undertaking, agreement or arrangement for any such resale, distribution or other disposition.

         (d) The undersigned understands, acknowledges, agrees and is aware that:

                  (i) no federal or state agency has passed upon the Ordinary Shares or Warrants or made any finding or determination as to the fairness of this investment;

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

                  (ii) the Ordinary Shares and the Warrants are speculative investments which involve a high degree of risk, including the risk that the undersigned might lose its entire investment in the Corporation; and

                  (iii) any federal income tax benefits which may be available to the undersigned may be lost through adoption of new laws, amendments to existing laws or regulations, or changes in the interpretation of existing laws and regulations.

         (e) The undersigned has carefully reviewed and understands the risks of a purchase of the Ordinary Shares and the Warrants.

         (f) In connection with the undersigned's investment in the Corporation, the undersigned has obtained the advice of the undersigned's own investment advisors, counsel and accountants ("advisors").

         (g) The undersigned and the undersigned's advisors have been furnished all materials relating to the Corporation or the offering of Ordinary Shares and the Warrants (the "Offering") which the undersigned and the undersigned's advisors have requested. The undersigned and the undersigned's advisors have been afforded the opportunity to ask questions of the Corporation concerning the terms and conditions of the Offering and to obtain any additional information necessary to verify the accuracy of any representations or information set forth about the Ordinary Shares and the Warrants.

         (h) The Corporation has answered all inquiries that the undersigned and the undersigned's advisors have made concerning the Corporation or any other matters relating to the creation and operations of the Corporation and the terms and conditions of the Offering.

         (i) At no time was the undersigned presented with or solicited by any leaflet, public promotional meeting, newspaper or magazine article, radio or television advertisement or any other form of general advertising or general solicitation.

         (j) The undersigned has the financial ability to bear the economic risk of the undersigned's investment in the Corporation and has adequate net worth and means of providing for the undersigned's current needs and contingencies to sustain a complete loss of the undersigned's investment and has no need for liquidity in the undersigned's investment in the Corporation.

         (k) The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating, and has evaluated, the merits and risks of the proposed investment.

         (l) The undersigned represents and warrants that it is an "accredited investor," as that term is defined in Rule 501 of Regulation D under the 1933 Act.

         (m) The information provided by the undersigned in the Investor Suitability Questionnaire and the other Subscription documents delivered by the undersigned to the Corporation herewith is incorporated herein by reference and made a part hereof, and the undersigned represents and warrants that such information is true and complete and fairly reflects the current financial condition and affairs of the undersigned.

         (n) If the undersigned is a corporation, partnership, trust or other entity, (i) it is authorized and qualified and has full right and power to become a Subscriber in, and is authorized to purchase Ordinary Shares and to perform its obligations pursuant to the provisions hereof, (ii) the person signing this Subscription Agreement, the other Subscription Documents, and any other instrument executed and delivered herewith on behalf of such entity has been duly authorized by such entity and has full power and authority to do so, and (iii) such entity has not been formed for the specific purpose of acquiring an interest in the Corporation, unless each owner of such entity is an accredited investor under Regulation D of the SEC under the 1933 Act and has submitted information substantiating such qualification.

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

         (o) The undersigned hereby represents and warrants to the Corporation that by reason of the undersigned's business or financial experience the undersigned has the capacity to protect the undersigned's interests in connection with an investment in the Corporation.

         (p) If the undersigned is a Plan or an entity whose underlying assets include the assets of any Plan by reason of such Plan's investment in the entity, then the undersigned represents and warrants that either such Plan or the fiduciary responsible for the investment and reinvestment of either the assets of such Plan, or that portion of the assets of such Plan from which the investment in the Corporation will be made, has considered the following with respect to such Plan's investment in the Corporation and has determined that in view of such considerations, the purchase of an interest in the Corporation is in furtherance of and in the best interests of the participants in such Plan and their beneficiaries:

         (A) the role such investment or investment course of action plays in, as applicable, that portion of such Plan's portfolio which such fiduciary manages, or in all of the assets of such Plan;

         (B) whether such investment or investment course of action is reasonably designed, as part of, as applicable, that portion of the portfolio managed by such fiduciary, or as part of all of the assets of such Plan, to further the purposes of such Plan, taking into account both the risk of loss and the opportunity for gain that could result therefrom;

         (C) the composition of, as applicable, that portion of the portfolio which such fiduciary manages, or all of the assets of such Plan, with regard to diversification of the assets of such Plan;

         (D) the liquidity and current rate of return of, as applicable, that portion of the portfolio managed by such fiduciary, or all of the assets of such Plan, relative to the anticipated cash flow requirements of such Plan; and

         (E) the projected return of, as applicable, that portion of the portfolio managed by such fiduciary, or all of the assets of such Plan, relative to the funding objectives of such Plan.

         (q) The undersigned represents and warrants that neither it, nor its affiliates, is a broker-dealer or otherwise a "Restricted Person" as such term has meaning under the United States National Association of Securities Dealers, Inc. ("NASD") Rules of Fair Practice and the related interpretations adopted by the NASD's Board of Governors and if the undersigned or its affiliates becomes such the undersigned will promptly notify the Corporation.

         (r) The undersigned acknowledges and agrees that the certificate representing the Ordinary Shares, the Warrants and the Ordinary Shares issuable upon exercise of the Warrants shall bear a restrictive legend as counsel to the Corporation may determine is necessary or appropriate under applicable securities laws substantially to the effect of the following:

                  The Securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred, pledged or hypothecated unless subsequently registered under said Act or an exemption from registration is available.

         4. Covenant to Update Information. The undersigned covenants to advise the Corporation by telephone and in writing if any representation and warranty contained herein becomes untrue.

         5. Agreement with Respect to Resale. The undersigned agrees that no Ordinary Shares, Warrants or Ordinary Shares issued upon exercise of the Warrants will be resold without registration under the 1933 Act, and, where required, under the laws of other jurisdictions, or availability of an exemption therefrom.

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

         6. Indemnification. The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties contained in this Agreement and agrees to indemnify and hold harmless the Corporation and its affiliates, employees, officers and agents and each other Subscriber from and against any and all loss, damage, liability or expense, including, without limitation, legal fees, due to or arising out of a breach of any representation or warranty of the undersigned contained in any document furnished by the undersigned in connection with the Offering, including, without limitation, this Agreement and the Investor Suitability Questionnaire, and all schedules, appendices and exhibits hereto or thereto, submitted by the undersigned, or failure by the undersigned to comply with any covenant or agreement by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

         7. Notices. All notices and other communications required or permitted under this Agreement shall be in writing, and shall be deemed to have been given if delivered personally, mailed, postage prepaid, by first class mail, to the parties at the addresses set forth in this Agreement or such other address as a party may specify to the other by notice as provided in this Section.

         8. Assignment. This Agreement may not be assigned or transferred by either party without the consent of the other party and any purported assignment without such consent shall be null and void.

         9. Amendment and Waiver. This Agreement may be amended or modified only by an instrument signed by the undersigned and the Corporation. A waiver of any provision of this Agreement must be in writing, designated as such, and signed by the party against whom enforcement of that waiver is sought. The waiver by a party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent or other breach thereof.

         10. Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the undersigned and the Corporation and its respective heirs, executors administrators, successors, legal representatives and assigns. If the undersigned shall be joint and several, then the representations and warranties herein contained shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, legatees, devisees, assigns, legal representatives and successors.








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

                         SIGNATURE PAGE FOR INDIVIDUALS



         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on this _____ day of July, 2003.


Total investment:                   $___________________

Number of Ordinary Shares           ____________________

Number of Ordinary Shares underlying Warrants _________________



Print Name of Individual


___________________________________
Signature of Individual


Legal Residence of Individual:


___________________________________
Number and Street

___________________________________
City, State, Zip Code

___________________________________
Social Security Number


Mailing Address if different from above:


___________________________________
Number and Street

___________________________________
City, State, Zip Code

___________________________________
Social Security Number


Accepted By:

ON TRACK INNOVATIONS LTD.



By:   __________________________________

Title:________Chairman and CEO__________

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                    ACKNOWLEDGMENT FOR INDIVIDUAL SUBSCRIBERS

                           To be completed by Notary.

STATE OF___________________________

COUNTY OF_________________________



         On this ____ day of July, 2003, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared __________ and personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name is (or whose names are) subscribed to the within instrument, and subscribed and swore to such instrument and acknowledged that he (or she or they) executed the same.


         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.


[SEAL]  __________________________________

(Notary Public in and for the aforesaid County and State)


My Commission Expires:_______________________________










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

                        SIGNATURE PAGE FOR CORPORATIONS,
      PARTNERSHIPS, TRUSTS, LIMITED LIABILITY COMPANIES, LIMITED LIABILITY
                        PARTNERSHIPS AND OTHER ENTITIES


         IF THE SUBSCRIBER IS A CORPORATION, PARTNERSHIP, TRUST, LIMITED LIABILITY COMPANY, LIMITED LIABILITY PARTNERSHIP OR OTHER ENTITY, COMPLETE THE FOLLOWING SIGNATURE LINES TO THE SUBSCRIPTION AGREEMENT AND HAVE A NOTARY COMPLETE THE APPROPRIATE ACKNOWLEDGMENT ON THE FOLLOWING PAGES:

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on this ____ day of July, 2003.


Total investment:                   $500,000

Number of Ordinary Shares           181,818

Number of Ordinary Shares underlying Warrants 90,909


Print Name of Corporation, Partnership, Trust, Limited Liability Company, Limited Liability Partnership or Other Entity: Herald Investment Trust PLC

By: /s/ Drene Jackson
     Signature of Officer or Other Authorized Representative*

Print Name and Title of Officer or Other Authorized Representative:
Drene Jackson, Fund Manager

Location of Principal Place of Business of Corporation, Partnership, Trust, Limited Liability Company, Limited Liability Partnership or other Entity:

12 Charterhouse Sq.                               London, ECIM 6AX
Name and Street                                   City, State, Zip Code


Mailing Address (if different from above):

______________________________                    ______________________________
Name and Street                                   City, State, Zip Code

_______________________________
Tax Identification Number of Corporation, Partnership, Trust, Limited Liability Company, Limited Liability Partnership or other Entity


Accepted By:                              Accepted By:

ON TRACK INNOVATIONS LTD.                 ON TRACK INNOVATIONS LTD.


By: /s/ Oded Bashan                       By: /s/ Ronnie Gilboa

Title: President                          Title: VP Projects


* (Only an officer or other representative of such corporation, partnership, trust, limited liability company, limited liability partnership or other entity who is authorized to execute this document on behalf of such entity should sign this Agreement.)

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                   ACKNOWLEDGMENT FOR CORPORATION SUBSCRIBERS

                           To be completed by Notary.


STATE OF:____________________
COUNTY OF:__________________


         On this ____ day of July, 2003, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared ____________________________, to me known, who, being by me duly sworn, did depose and say that he or she resides at ____________________________________
and that he or she is the ___________________ of  ________________________,  the
corporation described in and which executed the foregoing instrument and that he or she is authorized to execute this instrument on behalf of such corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.

[Seal]___________________________________
(Notary Public in and for the aforesaid County and State)

My Commission Expires:_______________________

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                   ACKNOWLEDGMENT FOR PARTNERSHIP SUBSCRIBERS

                           To be completed by Notary.


STATE OF:_______________________
COUNTY OF:_____________________


         On this ____ day of July,  2003,  before  me,  the  undersigned  Notary
Public, duly commissioned and sworn, personally appeared __________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the individual who executed the foregoing instrument and, who, being duly sworn by me, did depose and say that he or she is a member of the firm of ___________________________, and that he or she executed the foregoing instrument in the firm name of _________________ and that he or she had authority to sign the same, and acknowledged that he or she executed the same as the act and deed of said firm.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.

[Seal]___________________________________
(Notary Public in and for the aforesaid County and State)

My Commission Expires:____________________________

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                      ACKNOWLEDGMENT FOR TRUST SUBSCRIBERS

                           To be completed by Notary.


STATE OF_________________
COUNTY OF_______________

         On this ____ day of July, 2003, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared ____________________________ , personally known to me (or proved to me on the basis of satisfactory evidence) to be the trustee under the Trust for the benefit of _____________________ and known to me to be the person who executed the within instrument and acknowledged to me that he, she or it executed the same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.

[Seal]__________________________________
(Notary Public in and for the aforesaid County and State)

My Commission Expires:______________________

            ACKNOWLEDGMENT FOR LIMITED LIABILITY COMPANY SUBSCRIBERS

                           To be completed by Notary.


STATE OF:_______________________
COUNTY OF:_____________________


         On this ____ day of July,  2003,  before  me,  the  undersigned  Notary
Public, duly commissioned and sworn, personally appeared __________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the individual who executed the foregoing instrument and, who, being duly sworn by me, did depose and say that he or she is the manager and/or a member of the firm of ___________________________, and that he or she executed the foregoing instrument in the firm name of _________________ and that he or she had authority to sign the same, and acknowledged that he or she executed the same as the act and deed of said firm.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.

[Seal]___________________________________
(Notary Public in and for the aforesaid County and State)

My Commission Expires:____________________________

          ACKNOWLEDGMENT FOR LIMITED LIABILITY PARTNERSHIP SUBSCRIBERS

                           To be completed by Notary.


STATE OF:_______________________
COUNTY OF:_____________________


         On this ____ day of July,  2003,  before  me,  the  undersigned  Notary
Public, duly commissioned and sworn, personally appeared __________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the individual who executed the foregoing instrument and, who, being duly sworn by me, did depose and say that he or she is a member of the firm of ___________________________, and that he or she executed the foregoing instrument in the firm name of _________________ and that he or she had authority to sign the same, and acknowledged that he or she executed the same as the act and deed of said firm.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.

[Seal]___________________________________
(Notary Public in and for the aforesaid County and State)

My Commission Expires:____________________________